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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       JANUARY 22, 2001
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                               U.S. REALTEL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                       0-30401              36-4360426
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(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
         Incorporation                                      Identification No.)

ONE FINANCIAL PLAZA, SUITE 1101, FORT LAUDERDALE, FLORIDA               33394
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(Address of principal executive office)                              (Zip code)


Registrant's telephone number, including area code: (954) 462-0449

            555 WEST MADISON, ATRIUM LEVEL SOUTH, CHICAGO, IL  60661
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         (Former Names or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Letter to Shareholders of U.S. RealTel, Inc. dated January 22, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a Letter to Shareholders of U.S. RealTel, Inc. distributed beginning on January 19, 2001. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Registrant pursuant to the Securities Act of 1933.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          U.S. REALTEL, INC.



Date:  January 22, 2001                                   By: /s/ MARK GRANT
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                                                              Mark Grant
                                                              President

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                                INDEX TO EXHIBITS

       EXHIBIT NO.          EXHIBIT TITLE
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           99.1             Letter to Shareholders of U.S. RealTel, Inc. dated
                            January 22, 2001.







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